EXHIBIT No. 99

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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-20
                            POOL PROFILE (10/17/2002)

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                                       -------------------  --------------------
                                               BID               TOLERANCE
                                       -------------------  --------------------
AGGREGATE PRINCIPAL BALANCE                  $400,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Nov-02
INTEREST RATE RANGE                           5.500-8.750
GROSS WAC                                          6.540%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       358          (+/- 2 month)

WALTV                                                 65%          (maximum +5%)

CALIFORNIA %                                          45%          (maximum 50%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  1%         (maximum  +2%)

AVERAGE LOAN BALANCE                             $460,000     (maximum $490,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,000,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                  20%         (maximum  +5%)

PRIMARY RESIDENCE %                                   98%          (minimum -5%)

Pledged Asset %                                        0%          (maximum +1%)

SINGLE-FAMILY DETACHED %                              91%          (minimum -5%)

FULL DOCUMENTATION %                                  80%          (minimum -5%)

UNINSURED > 80% LTV %                                  0%          (maximum +2%)

WA FICO                                               732          (minimum -10)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-20
                            POOL PROFILE (10/17/2002)
                               PRICING INFORMATION
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RATING AGENCIES                          TBD by Wells Fargo

PASS THRU RATE                                        6.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.01%

PRICING DATE                                            TBD

FINAL STRUCTURE DUE DATE                          06-Nov-02              9:00 AM

SETTLEMENT DATE                                   26-Nov-02

ASSUMED SUB LEVELS         Estimated                    AAA        2.600%
                                                         AA          TBD
                                                          A          TBD
                                                        BBB          TBD
                                                         BB          TBD
                                                          B          TBD

                        Note: AAA Class will be rated by two rating agencies.
                        AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-20. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                               Brad Davis (301) 846-8009
                                             Mike Miller (301) 815-6397
                                             Gretchen Markley (301) 846-8356


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
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                                           WFASC DENOMINATION POLICY
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
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TYPE AND DESCRIPTION OF CERTIFICATES                                       MINIMUM        PHYSICAL       BOOK ENTRY
                                                                        DENOMINATION    CERTIFICATES    CERTIFICATES
                                                                           (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex       $25,000         Allowed        Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                         $100,000         Allowed        Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit        $100,000         Allowed        Allowed
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                 (2)           Allowed        Allowed

Leveraged Inverse Floater IO                                                 (2)          Required      Not Allowed

Residual Certificates                                                        (3)          Required      Not Allowed

All other types of Class A Certificates                                      (5)             (5)            (5)



CLASS B (Investment Grade)                                                $100,000         Allowed        Allowed

CLASS B (Non-Investment Grade)                                            $250,000        Required      Not Allowed
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
(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.